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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 9, 2006

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                         NORTHWEST BIOTHERAPEUTICS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
              DELAWARE
           (STATE OR OTHER                               0-33393                                   94-3306718
            JURISDICTION                             (COMMISSION FILE                           (I.R.S. EMPLOYER
          OF INCORPORATION)                              NUMBER)                              IDENTIFICATION NO.)


               18701 120th Avenue NE, Suite 101, Bothell, WA 98011 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

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        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 608-3000

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                                  INAPPLICABLE
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Northwest Biotherapeutics, Inc. (the "Company") announced today that, on
March 9, 2006, it received a $300,000 loan from Toucan Partners, L.L.C. ("Toucan Partners"). The loan accrues interest at 10% per year and matures on March 9, 2007. The Company believes that the $300,000 should be sufficient to cover short-term payables through March 31, 2006.

To date, the Company has issued two non-convertible promissory notes to Toucan Partners pursuant to which Toucan Partners has loaned the Company an aggregate of $550,000. Additionally, in connection with the issuance of a convertible promissory note with a principal amount of $400,000 (initially convertible into 10,000,000 shares of capital stock) on November 14, 2005 to Toucan Partners, the Company issued Toucan Partners a warrant that is currently exercisable for an aggregate of up to 4.0 million shares of the Company's capital stock.

In addition, on March 9, 2006 the Company and Toucan Capital Fund II, L.P. ("Toucan Capital"), an affiliate of Toucan Partners, amended ten Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Notes representing an aggregate principal amount of $5,250,000, originally issued on February 2, 2004, March 1, 2004, April 26, 2004, June 11, 2004, July 30, 2004, October 22, 2004,
November 10, 2004, December 27, 2004, April 12, 2005 and May 13, 2005
respectively, to change the respective maturity dates of each such note to June 1, 2006. Further, the Company and Alton Boynton, its President and COO, and Marnix Bosch its VP of Vaccine Research and Development entered into amendments of their respective Convertible Secured Promissory Notes originally dated November 12, 2003, changing the maturity dates of each such note to June 15, 2006.
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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT.

The information contained under Item 1.01 of this report is incorporated by reference herein.

ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective March 9, 2006, the Company accepted the former Principal Accounting Officer, Larry Richard's resignation from his position with the Company.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORTHWEST BIOTHERAPEUTICS, INC.

                                         By: /s/ Alton Boynton
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                                             Alton L. Boynton
                                             President

Date: March 14, 2006